EXHIBIT 99.1

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Operator

Good morning, my name is Corinthia and I'll be your conference facilitator today. At this time, I'd like to welcome everyone to the Windrose Medical Properties Trust second quarter 2003 earnings conference call. All lines have been placed on mute to prevent any background noise. After the speaker's remarks, there will be a question and answer period. If you would like to ask a question during this time, simply press star then the number one on your telephone keypad. If you would like to withdraw your question press the pound key. Thank you. Ms Carrington, you may begin your conference.

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Stephanie Carrington

Thank you operator. Welcome to Windrose Medical Properties Trust second quarter 2003 earnings conference call. By now you should have received a copy of the earnings press release, if you need a release please call Teresa at 646-536-7010 and she will fax or e-mail you a copy. With us today from management are Fred Klipsch, Chairman and Chief Executive Officer; Fred Farrar, President and Chief Operating Officer; O. B. McCoin, Executive Vice President of Windrose, President of HADC; Doug Hanson, Vice President and Chief Financial Officer; and Daniel Loftus, Secretary and General Counsel.

The company's remarks today will include forward-looking statements, in particular, statements about the beliefs, expectation, plans, and strategies that are not historical facts. You should not rely on these forward-looking statements because the matters may describe are subject to known and unknown risks, uncertainties, assumptions, and changes in circumstances, many of which are beyond the company's control, which may cause actual results to differ significantly from those expressed in any forward-looking statements. The factors that include could cause actual results to differ materially from current expectations include financial performance, condition of our lessees, adverse changes in Healthcare laws, changes in economic and general business conditions, competition for specialty medical properties, the company's ability to finance operations, availability of additional acquisitions, regulatory conditions, and other factors described from time-to-time in the company's filings with the Securities and Exchange Commission. With that I will turn the call over to Windrose's Chairman and Chief Executive Officer Fred Klipsch.

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Fred S. Klipsch

Thank you Stephanie and welcome to the Windrose Medical's second quarter 2003 earnings conference call. Before I turn the call over Fred Farrar, I'd like to review some highlights from the quarter, as well as provide you with an update to our business and acquisition activities. As is our custom, I'd like to provide you with an overview of the Windrose business strategy. Windrose is a self-managed Real Estate Investment Trust focused entirely on specialty medical properties. We define our property universe to include medical office buildings, outpatient treatment and diagnostic facilities, physician group practice clinics, ambulatory surgery centers, specialty hospitals, outpatient treatment centers, and other Healthcare related specialty properties.

Windrose is the only Healthcare REIT with a development subsidiary, national-based Hospital Affiliates Development Corporation has over 27 years of experience in providing development, finance, and management services to the Healthcare systems, physician groups and third-party medical owners. HADC provides two key competitive differentiators to Windrose. First the properties it develops will constitute a key part of our medical properties portfolio, secondly is very involved in completing due diligence activities on all Windrose acquisitions. We expect to announce key HADC-related activities in the near-term. The major milestone for the quarter was the May 16th close on the $68 million Medical Properties of America acquisition, more than doubling our asset base and extending our national footprint. The acquisition added 12 multi-tenant office buildings located in Florida, Georgia, Tennessee, and Texas to our portfolio. We remain committed to attaining our stated dividend goal of $0.22 to $0.25 per share in the third and fourth quarters of 2003. Within the next two weeks we expect to close on the $6.5 million acquisition of the medical office building on the Rush-Copley Medical Center campus in Aurora, Illinois. We have received the necessary zoning approvals from the local authority and awaits on procedural documentation before closing.

During the quarter we redirected the resources of HADC to reduce it's dependence on fee for service


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income and to reduce overhead expense. The priorities of HADC remain as follows:
One, to serve as the in-house developer for the REIT, let me remind you that yields associated with properties we developed are meaningfully higher. And two to assist on acquisition due diligence for the REIT. HADC will continue to conduct fee for service activities, but it will no longer be the top priority. As a result of the HADC restructuring the quarterly overhead for HADC has been reduced from $600,000 to $420,000 starting in the third quarter. Further we narrow the operating loss in the second quarter to $46,000. We did however have a one-time expense of $188,000 associated with the downsizing. From the time our we have indicated that we would need to raise additional equity once we reach the $135 million in assets, in order to continue to execute our growth strategy. We continue to believe that the best financial vehicle is a combination of debt and equity. We'll finalize our decision for this near-term financing during the third quarter. I'll love to add however that at this time, we are not contemplating a common stock offering. Also during the third quarter we will aggregate the appropriate property acquisitions to close in conjunction with the capital raised in order to most efficiently deploy the capital. Our goal is to resume our $25 million a quarter of acquisitions in the fourth quarter and to continue this into 2004. This should result in a $165 million of assets by year-end and the initiation of at least $30 million of development contracts by HADC. If necessary both the current bank syndicate and other sources of long-term debt can be increased. At this time, I'd like to turn the call over to Fred Farrar to review our financials.

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Frederick L. Farrar

Thanks Fred. Let me start off by reviewing our second quarter results. From there I'll elaborate on the changes at HADC and discuss our current portfolio. To recap the financials for the second quarter, we reported on a GAAP basis total rental revenues of $3.095 million with property level NOI of $2.562 million almost exactly the plan after adjusting for the timing of the MPA close. General and administrative expenses were $674,000 plus an un-reimbursed property management expense or expense net of pass through at the property levels of $47,000 associated with the expanded in-house property management capability, for total G&A of $721,000. Property management expense in total is at $241,000 per quarter. Of this, a $168,000 is absorbed by reimbursement at the property level, an existing third-party management fees resulting in a quarterly expense of approximately $73,000 per quarter on a going-forward basis. As we acquire additional assets, we expect this uncovered expense to decrease.

Net income available for common shareholders was $98,000 or $0.02 per share and reflects the non-cash charge of $75,000 for the swap, an accelerated amortization under a new interpretation of FAS-141 dealing with lease and intangibles, it was a $168,000 higher for all properties during the quarter from previous interpretations. FFO for the first quarter comprised primarily of net income, depreciation from real estate and amortization of lease intangibles was $784,000 or $0.14 per diluted share. Funds available for distribution comprised of FFO adjusted for straight-line rent, the interest rates swap and minority items were $653,000. If MPA were owned for the full quarter, this amount would have been at least $530,000 higher on a quarterly basis. On July 29, the Windrose Board of Directors declared a quarterly cash dividend of $0.13 per share for the second quarter of 2003. The dividend will be paid on August 20, 2003 to shareholders of record on August 11, 2003. This represents an FFO payout ratio of 94% for the quarter. The swap remains unattached and it's impact for the quarter was up from the first quarter to $75,000 as mentioned above and reduces FFO. The value of the swap will fluctuate daily with market conditions and interest rates. For example, as of Monday the increase in interest rates recently would mean an adjustment that would increase income in excess of a $150,000.

Total debt at the end of the quarter was $72.6 million and represents 53% of real estate assets, that includes $38.3 million assumed on the MPA transaction, $8.8m on our Park and Partell buildings and $9 million mortgage on one of the Sierra, Las Vegas properties, and $16.5 million outstanding on a line of credit. We have secured a $4 million loan at LIBOR plus 1.6% for the Rush-Copley acquisition, which we expect to close shortly. This close was delayed due to a zoning issue that was not in the control of either party. The property will add 31,244 square feet of rental space and is fully leased. This transaction will increase our debt to 54% of assets. As Fred mentioned, we have subsequently reduced our overhead expense at HADC to reflect our business priorities and reoriented the staff to focus on REIT activities. The staff reduction including eight consultants and administrative staff associated with the fee for service business, among them HADC's Executive Vice President.


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Revenue  for  the   quarter   was  down,   reflecting   the   completion   of  a
design-and-build contract. But net revenues from the TRS, revenues less cost of sales and project cost were $170,000 for the quarter versus $185,000 for the quarter, a very slight decrease. Total G&A expenses for HADC were $404,000 for the quarter and include a one-time charge of an $188,000 for the downsizing. Our objective was to reduce overhead at HADC from $620,000, I think, Fred earlier said $600,000, but the correct number is $620,000 to $420,000 per quarter starting in the third quarter. Remember that a portion of these cost goes into the cost of sales and project costs each quarter. As stated in our press release, our goal is for HADC to break-even in the third and fourth quarters.

Some statistics on existing portfolio. We now have a total of 692,588 rentable square feet comprised of 19 properties in six states with the current occupancy rate at 92.6%. Since acquiring the MPA portfolio, we have executed seven leases representing 15,803 square feet, five renewals and two new tenants, for the total company asset lease rollovers represent 15.5% in 2004, the majority of which are expected to renew. At this time, I would like turn the call over to Fred Klipsch, who will make some closing remarks before opening the call to questions.

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Fred S. Klipsch

Before turning to your questions, I would like put some perspective on our performance in the year, since we became a public company and what we see as our goals for the remainder of the year. Our FFO went from $501,000 in the fourth quarter of 2002 to $830,000 this quarter, an increase of 66%. Our FFO per share excluding the swap, once a $0.09 in quarter four 2002 to $0.10 first quarter of this year and $0.16 in this quarter. At HADC the loss per quarter went from $501,000 in the fourth quarter of '02 to $312,000 in the first quarter to $46,000 in the second quarter, this all excludes the severance charge. For the remainder of the year, our goals are clear, close on Rush-Copley, return to our strategy of $25 million per quarter of acquisitions starting in the fourth quarter and carrying into 2004, and to execute the development contracts that we've been working on. As we complete this first phase of growing Windrose as a premier specialty medical properties REIT. We are as excited today about the opportunities as we were at the time of the public offering. The entire senior management team appreciates the support and confidence of our investors and our ability to deliver shareholder value. Clearly, the next level for Windrose is achieving an equity market to cap in excess of a $100 million. Before, I turn the call over to questions, let me also apologies for being a day late from our announced date with our dividend announcement this quarter. Operator, we will now take questions from the call participants.

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Operator

At this time, I would like to remind everyone, in order to ask a question, please press star then the number one on your telephone keypad. We will pause for just a moment to compile the Q&A roster. Your first question comes from Chris Lucas with Ferris Baker and Watts.

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Christopher Lucas

Hi. Good morning guys.

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Fred S. Klipsch

Hi Chris.

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Christopher Lucas

Fred, just to start with a couple of specific questions on the income statement. There is a couple of line items related to interest expense, one under rental operations and one under the other income section. Can you differentiate for me those two lines?

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Frederick L. Farrar

Yeah. First what we do is when we have a defined mortgage on a property, the interest expense goes at the property level. What you are seeing in interest expense at the corporate level represents the interest form the line of credit and the payments we make associated with the unattached swap.



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Christopher Lucas

Okay. As far as G&A for the quarter was up about $56,000 over the first quarter. Where are we with the run rate for G&A for the company at this point?

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Frederick L. Farrar

The run rate for the company is pretty close to the middle of those numbers in $655,000 to $660,000 per quarter. There was some timing differences, as well as some additional cost associated with year-end activities for 2002 that in this quarter.

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Christopher Lucas

Okay. As far as the swap is concerned, the numbers you are quoting in terms of $75,000 loss as of June 30 on the swap and yet you would have posted a $150,000 gain. Is that correct, if it had been valued as of Monday?

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Frederick L. Farrar

That's correct.

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Christopher Lucas

What is the break-even rate or what's the there that you are all looking at in terms of the rate number -- in terms of being break-even?

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Frederick L. Farrar

The number on the swap is, -- it is a fixed 6.7% interest rate. It fluctuates with the three-month LIBOR plus the margin in the swap market and that makes it very difficult to track.

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Christopher Lucas

Okay.

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Frederick L. Farrar

If you take a look at where we are, I think on a cumulative basis, the swap has represented something in the range of $230,000 of negative mark-to-market to date post closing and in the near-term, the market adjustment in excess of 150, pretty much wipes that out, I would think the interest remains relatively attractive as opposed to paying the penalty that would permanently go away in eliminating the swap.

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Christopher Lucas

So, it just creates some volatility to your reported numbers?

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Frederick L. Farrar

That's correct.

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Christopher Lucas

As far as, there was one other specific item on the income statement, if I could get to it, and that is you have in the first quarter a tax benefit associated with, I am assuming a loss at HADC and there is none reported for the second quarter even though there was still a loss. What is going on there?

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Frederick L. Farrar

The major portion of the loss at HADC was driven by the severance benefits.

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Christopher Lucas

Okay.


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Frederick L. Farrar

And so we didn't want to tax-effect that.

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Christopher Lucas

Okay. So you are just assuming that there was effect there?

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Frederick L. Farrar

Correct.

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Christopher Lucas

Okay. On HADC, you've indicated that you got, basically put in place $200,000 of cost savings. How much was the headcount reduced there and is that the only headcount that reduced during the quarter and then what generally were those people working on?

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Frederick L. Farrar

Okay. At HADC and some of this requires a little bit of a map because property management occurred at the HADC level prior to this quarter and we have now isolated as a separate G&A. HADC excluding the property management personnel with 18 heads at 3/31. It is now 10 heads. And primarily those people were administrative people; people working on specific, fee for service contracts and with the restructuring of our emphasis, we felt it was better to reduce the overhead costs associated.

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Christopher Lucas

Okay. And then last question; I'll let others ask questions. We saw during the quarter that GE and Healthcare property investors formed a large joint ventured to essentially get into similar businesses at the facility side of the Healthcare business. What are you seeing in terms of capital flows into this market and also how is that impacting, what you're seeing in terms of the opportunities for acquisitions and cap rates.

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Frederick L. Farrar

That's an interesting transaction that they put together with GE. And, we see that frequently they are not our competition on the assets we are acquiring. More frequently, it's the private people and certainly interest rates have an impact on perceptions of value. We believe, we have an adequate pipeline to achieve our acquisition parameters at our acquisition cap rates.

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Christopher Lucas

So you haven't seen any degradation in cap rates on deals you've been looking at, since you went public a year ago?

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Frederick L. Farrar

No. There have been price pressures, where people are chasing specific assets down. We still are confident that we will be able to acquire assets in comparable parameters that we went public.

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Fred S. Klipsch

The Rush-Copley, I think cap rate on Rush-Copley we're closing on this month is almost 10% and Chris this is Fred Klipsch. Clearly with the interest rates down, there is some pricing pressure out there, but as I detailed the last call that we are a value-added buyer. We don't require just the straight up credit of local hospital in order to place value on a building and so to Fred's point very often, we are competing with a local developer or a local owner not somebody on a national level. Now to get into a portfolio, a $100 million portfolio for some major Healthcare system, then I think you will see and their partner involved in things like that. Then we wouldn't even consider bidding.


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Christopher Lucas

Okay. I'll let others ask questions. Thanks.

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Operator

Thanks. Your next question comes from John Roberts with Stifel Nicholaus.

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John Roberts

Good morning Fred and Fred.

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Fred S. Klipsch

Hi, John.

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John Roberts

First of all you answered some of my questions already, but on the Rush-Copley deal you said LIBOR plus 16 on the loan there.

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Frederick L. Farrar

It's correct.

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John Roberts

And it is $4 million.

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Frederick L. Farrar

Yes.

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John Roberts

The reminder is going to be cash on hand?

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Frederick L. Farrar

Yes, $2.5 million of cash we used to close the deal.

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John Roberts

Okay. So that's cash on hand it is not in your line?

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Frederick L. Farrar

No, it against the line.

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John Roberts

Withdraw it against the line, so there will be some line increase then?

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Frederick L. Farrar

Yeah at current, we have about a $1.5 million I think of cash on the balance sheet and $8.5 million of availability against our line, so that's the $10 million we have been referring to as available capital. In addition, we have a $4 million working capital line that should close next week as well.

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John Roberts

Okay. Well more on that subject, could you expand little more on, since you don't want to do common equity at this point what you're looking for, for additional capital?


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Fred S. Klipsch

John, we wondered how far we'll get in this call before that question was asked, so I am glad you brought it up. We are sensitive to the fact the stock is still below $12 although improving and in all of our discussions with many of our investors, we see the pressure and the problem in doing something under $12, there was equally, I think some concern about over leveraging too far. We've looked at both and a private placement of some preferred stock and we've actually evaluated, maybe, three or four different options. And we expect to complete that total evaluation during this third quarter August, September, so that we can tie both raising some capital in the fourth quarter to quickly deploying that capital into some assets into the fourth quarter. So, we'll be sorting through that as the quarter proceeds.

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John Roberts

Okay, very good. You mentioned a lease amortization, I was a little bit fuzzy on that. The change in, was that SEC or GAAP rules that caused you to recognize the higher lease amortization?

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Frederick L. Farrar

Yeah, it is a GAAP rule FAS 141 and it is a new interpretation that identifies a mechanism for valuing these things. And so in the quarter we had a $198,000 of expense because it is amortized over the leases in place not over 39 years, as real estate would be. And so our expectations was that the cost would really be about $30,000 and I brought that up because of the decline in net income on a GAAP basis is principally driven by the $168,000 of higher lease amortization and the $75,000 of swap cost that shows that reduction as opposed to a significant increase.

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John Roberts

Yeah, I believe those were affecting FFO, right?

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Frederick L. Farrar

That's correct.

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Fred S. Klipsch

Correct.

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John Roberts

You mentioned Q2 would have been $530,000 higher from an FFO basis, if the MPA acquisition had closed for the full quarter, is that right as well?

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Frederick L. Farrar

That' correct.

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John Roberts

Okay, so we can anticipate that going forward. Did the drop in revenues at HADC, you mentioned was the result of a completion of project, what kind revenue stream should we look at going forward there?

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Frederick L. Farrar

It's a function of the amount of design build or development for the REIT account because in a design build we book all of the revenue for this contract, if it is a $10 million contract that $10 million in the actual construction goes through our revenue stream. And so, if you would look back to the revenue streams prior to going public and the quarters that we were public and see that it drops down to the $760,000. We need about $400,000 to $500,000 of revenue depending upon the specific projects and how much of our staff is utilized on a break-even basis. So it is a function of the makeup of the specific project.


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Fred S. Klipsch

John let me jump in too, because this is a complexity that maybe I can suggest a better way of looking at it. If we do a $10 million contract for somebody on the outside and charge them a 5% fee that would generate $500,000 of fee revenue. If we do a $10 million contract for our self that involves a 5% fee, and of that 5%, 3% is overhead, we can only book the 3%. So on that $10m contract for rent purposes the development cost would have been the 5%, $500,000, but for overhead absorption basis only the 3% and yet these are all hypothetical numbers. The $300,000 would show up as absorption. So, we talk about our break-even being $400,000 a quarter, we need to either generate fee with profit on development projects assuming this 5% fee or for the projects we developed in-house absorb at hypothetically the 3% level in order to get to that $400,000 number. So, we say our goal is to break-even in the third and fourth quarter. We are talking about getting to the $400,000 either by a fee for service contract with a third-party at a full fee or on absorption for an in-house project developed by HADC for the REIT.

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John Roberts

Got you. Are you going to outline it all when projects come online, so we can get a little idea, as they flow?

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Frederick L. Farrar

There are several projects, actually that we thought were going be announced as early as last January that have been delayed for a variety of reasons associated with the hospital systems we do business with, as though significant contracts are finally signed, we will announce them and we will quantify them for you somehow.

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John Roberts

So, it might be good if you give us a backlog and that sort of stuff, so we can get a better idea?

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Frederick L. Farrar

We'll do that.

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John Roberts

Thanks. That's it from me, thanks guys.

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Operator

Your next question comes from Kit Case with Southwest Securities.

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Kit Case

Good morning guys.

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Fred S. Klipsch

Hey, good morning.

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Kit Case

A couple of questions, with the HADC restructuring, does that change its tax for REIT subsidiary status?

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Frederick L. Farrar

No, not at all. All we did was downsize the need for consulting fee for service income, cap the absolute requirement to develop $40 million or $50 million a year for the REIT, as well as to pay it in a due diligence side of our acquisitions. We still provide fee for service, it's a critical part of our tools and services that we have, our clients expect us to do that. We just won't be doing as much in the future, as we've done in the past.


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Kit Case

What was the principal payment amount for the quarter on the debt?

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Frederick L. Farrar

I am going to have to get back to you on that Kit.

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Kit Case

Okay and then and also kind of what you expected to go on a go forward basis just with MPA, just with what is known today?

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Frederick L. Farrar

The total assets that we have today, I think require in the next 12 months a number in a range of $850,000 of principal payments, but we'll get you that.

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Kit Case

Okay great. Also, what percent of your portfolio is multi-tenant?

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Frederick L. Farrar

It's about 71%.

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Kit Case

Is it multi-tenant?

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Frederick L. Farrar

Yes.

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Kit Case

Do you think that's 400 revenue basis, that's pretty close to the percent of revenues as well?

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Frederick L. Farrar

It depends on the, -- on a revenue basis it's probably a smaller percentage because of the straight lining impact of the long-term leases associated with the master lease properties.

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Kit Case

Okay and what are, I guess what -- it's not in your FAD, but what are you reserving for CAPEX and leasing cost for that multi-tenant portfolio?

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Frederick L. Farrar

We expect a 12-month CAPEX on a maintenance basis for the multi-tenant portfolio to be about $300,000. Leasing costs are a function of the renewal status versus new leases and we are seeing a very modest TI on renewals and very modest leasing commissions, because that's primarily handled by our in-house staff.

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Kit Case

Okay.

--------------------------------------------------------------------------------
Frederick L. Farrar

But, we have addressed it in our reserves at the levels we believe it should be and what do you think is the general hurdle, what general number as a percentage of revenue that you expect for property and you pull in your underwriting, what do you usually account on? We underwrite it; we look at specific roll over on a property, the market rates associated with TI and renewal expectation. So to answer that as a percentage it's probably in the 3% to 4% based upon our leasing, slightly higher if we are using outside brokers.

--------------------------------------------------------------------------------
Kit Case

All right. Okay, thanks.

--------------------------------------------------------------------------------
Frederick L. Farrar

Thanks

--------------------------------------------------------------------------------
Operator

Your next question comes from Tony Howard with Hilliard Lyons.

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Tony Howard

Good morning Fred and Fred.

--------------------------------------------------------------------------------
Frederick L. Farrar

Good morning Tony.

--------------------------------------------------------------------------------
Tony Howard

I guess I could do you a lot of the clarification questions. In the first quarter press release $36,000 on the depreciation for furniture step was under G&A, but now you are putting it under other income expenses?

--------------------------------------------------------------------------------
Frederick L. Farrar

That's correct.

--------------------------------------------------------------------------------
Tony Howard

What to - better clarify the G&A expense line or is there a particular reason?

--------------------------------------------------------------------------------
Frederick L. Farrar

Actually that's what the auditors told us it should be.

--------------------------------------------------------------------------------
Fred S. Klipsch

We think that's what we are supposed to be doing based on what the auditors have told us.

--------------------------------------------------------------------------------
Tony Howard

Okay.

--------------------------------------------------------------------------------
Fred S. Klipsch

And just a clarification from their standpoint.

--------------------------------------------------------------------------------
Tony Howard

Now will that be clarified as depreciation of furniture or will that just stay under other expense count overall?

--------------------------------------------------------------------------------
Frederick L. Farrar

That's other expense is the depreciation associated principally with software package and furniture and it does not get added back for FFO.

--------------------------------------------------------------------------------
Tony Howard

Okay. John asked a question about the MPA revenues, you mentioned that if it was acquired at the beginning of the quarter represent another $530,000, are we addressing than the actual amount that acquisition generated rose about the same since it was like six weeks ahead for you during the quarter?

--------------------------------------------------------------------------------
Frederick L. Farrar

Yeah, on a FAD basis the current leases in place generates slightly more than a $1.60 million per quarter.

--------------------------------------------------------------------------------
Tony Howard

A $1.60 million, okay.

--------------------------------------------------------------------------------
Frederick L. Farrar

That's after interest Tony.

--------------------------------------------------------------------------------
Tony Howard

Okay. A clarification on the Chris' question, as far as the swap, my understanding it was the swap was put in place until the MPA acquisition was going to be completed. Do you mortgage that, what is the termination of the swap and what it cost you to take the guarantee for this?

--------------------------------------------------------------------------------
Frederick L. Farrar

The swap was associated with our acquisition of the Royalty Center of the South in Germantown, Tennessee. That was a five year of walk to late 2006 and the structure of the instrument, because it's unattached we can't use what they call
- that you guys probably know it of the top of your head the accounting that allows us to not market-to-market. The nature of that swap if we could attach it to an asset would allow us to avoid the reporting ramifications on a quarter-to-quarter basis, but the nature of that swap is such that there is really no incentive for anyone to attach it to an asset. And so I expect that that swap will continue out there until interest rates rise to a point where we want to close it down.

--------------------------------------------------------------------------------
Tony Howard

Okay. Another clarification, you mentioned debt ratios, and as far as the possibilities are there I would like if - during the equity offering, early on a comment. Your original expectation was to keep the debt to market capital around the 50% raise, so I seen let it go and gone above that?

--------------------------------------------------------------------------------
Frederick L. Farrar

55% actually Tony.

--------------------------------------------------------------------------------
Tony Howard

Okay, it could easily go above that too also?

--------------------------------------------------------------------------------
Frederick L. Farrar

No I was just commenting that from the beginning we indicated that the debt ratio be 55%.

--------------------------------------------------------------------------------
Tony Howard

Okay, but certain acquisition seemed like you will go closer to 60% or so?

---------------------------------------------

Frederick L. Farrar

But actually with the Rush-Copley we got 54%.

---------------------------------------------

Tony Howard

Correct

--------------------------------------------------------------------------------
Frederick L. Farrar

And so when we add $25 million more in the fourth quarter that could have an impact and where we are in the debt and equity depending on what we all have to do. But right now, up to and including the acquisition we make within two weeks of Rush-Copley, we remain around 54%, which is the under the 55% guidance we have been giving since we went public.

--------------------------------------------------------------------------------
Tony Howard

Okay good Final question, as far as G&A as a percent of revenue, even though it was up in absolute terms it was down as percent of revenue, since goal as a percent of revenue is that you would like see G&A run kind of going forward?

--------------------------------------------------------------------------------
Fred S. Klipsch

I can't give you a direct answer to that question, but clearly I could look it up, it's actually today, but clearly the staff we have in place can both acquire and develop several hundred million of assets and so my hypothetical goal has been since when went public to achieve $300 million in assets and I think, I commented early on that the additional people we would need at that level will be more in the accounting and support staff level than the professional staff level. So, you should see G&A at the corporate levels be a declining percentage over the next couple of years and I think significantly in terms of percent.

--------------------------------------------------------------------------------
Tony Howard

Okay.

--------------------------------------------------------------------------------
Frederick L. Farrar

We are very focused on cost containment at the corporate level G&A and wanted to make sure that the property management G&A was clearly broken out because increasing the asset-base clearly covers that expense.

--------------------------------------------------------------------------------
Tony Howard

Okay. Thank you.

--------------------------------------------------------------------------------
Operator

At this time, I would like to remind everyone, if you would like to ask a question, please press star then the number one on your telephone keypad. Your next question comes from Nap Overton with Morgan Keegan.

--------------------------------------------------------------------------------
Nap Overton

Good morning.

--------------------------------------------------------------------------------
Fred S. Klipsch

Hi Nap.

--------------------------------------------------------------------------------
Frederick L. Farrar

Good morning Nap.

--------------------------------------------------------------------------------
Nap Overton

Just to kind of trying to pull a couple of things together here. The impact, if you wanted to take this quarter and adjust it than normalize it, here is what I am thinking and tell me if this is right? This $530,000 in the funds from operations (FFO) that you would add for a full quarter's inclusion of the MPA acquisition, write as one thing?

--------------------------------------------------------------------------------
Fred S. Klipsch

Okay.

--------------------------------------------------------------------------------
Nap Overton

And then secondly, you would add or eliminate the impact of the $75,000 expense form the unattached interest rate swap?

--------------------------------------------------------------------------------
Fred S. Klipsch

Yes.

--------------------------------------------------------------------------------
Frederick L. Farrar

Yeah, but that doesn't add back AFFO

--------------------------------------------------------------------------------
Nap Overton

Right, doesn't add back to AFFO, but it does add to...?

--------------------------------------------------------------------------------
Fred S. Klipsch

It does add the FFO.

--------------------------------------------------------------------------------
Nap Overton

And then thirdly, you would eliminate the $188,000 charge of non-recurring and that's severance expense at HADC?

--------------------------------------------------------------------------------
Frederick L. Farrar

It's severance and leasehold and some miscellaneous costs.

--------------------------------------------------------------------------------
Nap Overton

Okay.

--------------------------------------------------------------------------------
Fred S. Klipsch

It's primarily severance.

--------------------------------------------------------------------------------
Nap Overton

Okay. So those three items you would adjust out of the FFO that was reported, correct?

--------------------------------------------------------------------------------
Frederick L. Farrar

That's correct

--------------------------------------------------------------------------------
Nap Overton

And those total $793,000, which is $0.13 per share. So would it be logical then to conclude that this quarter you just reported adjusted for those three items and ownership of the MPA portfolio for a full quarter could be estimated to be $0.27 per quarter run rate of FFO per share?

--------------------------------------------------------------------------------
Frederick L. Farrar

You did a great job there Nap, there is one other small piece.

--------------------------------------------------------------------------------
Nap Overton

Okay. What is it?

--------------------------------------------------------------------------------
Frederick L. Farrar

And Rush-Copley.

--------------------------------------------------------------------------------
Nap Overton

Right. Yeah that's coming up.

--------------------------------------------------------------------------------
Fred S. Klipsch

Yeah.

--------------------------------------------------------------------------------
Frederick L. Farrar

Closing on Rush with the debt in place adds approximately $0.02 per share per quarter.

--------------------------------------------------------------------------------
Nap Overton

$0.02 per share. So with Rush-Copley, you would, and is reasonable for one to estimate that your FFO quarterly run rate based on your current capital structure, current assets in place is approximately $0.29 per quarter?

--------------------------------------------------------------------------------
Fred S. Klipsch

And that would also then assume, -- this is an interesting exercise now that would also assume that we don't build up our occupancy beyond the 92.6% we have today. And we feel somewhat optimistic that's going to at some level. But based on your basis where we are with occupancy today and so that you number is incorrect.

--------------------------------------------------------------------------------
Nap Overton

Okay. All right. And so now this is going to be a leading question. So watch out for it.

--------------------------------------------------------------------------------
Fred S. Klipsch

Okay I am ready. So I can handle it.

--------------------------------------------------------------------------------
Nap Overton

Might that be a -- you don't, you have not yet provided FFO guidance, but my suspicion is that that would be a very reasonable estimate for the third quarter, which is coming up to be reported.

--------------------------------------------------------------------------------
Fred S. Klipsch

I guess, I am not sure I want to answer that question, I would just stay, I agree so far with your logic.

--------------------------------------------------------------------------------
Nap Overton

Okay. I have one other question, which may or may not have been answered actually. In that issues you said in your initial comment that you expect to announce significant thing about HADC's development activities in the near future. You spoken around that a little bit, do you can elaborate anymore on that comment?

--------------------------------------------------------------------------------
Frederick L. Farrar

Not specifically, the thing about, in general let me just say about fee for service contracts. A hospital system may decide they want to do some kind of new facility and they go through the feasibility of doing that study and doing that facility. They arrange some kind of overall and we often do that feasibility study, and they come back with some conclusions about the size and shape and cost of this thing and then they look and see how much cash and capital they have access to and then they have to go to the Board of Directors and get approval and then based on the board meeting they have to make some other decisions about some other things and go back and redo the study again.

And so the process for these contracts for consulting contracts - it's a lengthy process from the time it gets initiated, as an idea until what's really so well defined and so approved that results in a contract. I mentioned earlier there was contract in particular that we really had anticipated would be signed in the first quarter and it still not signed yet. So when HADC's revenue side or expense absorption side that contract would have an absolute fee associated with it that includes both overhead and profit. On the other hand we've talked about doing at least 30m of development for the REIT, there we would have overhead absorption like I explained earlier and so all of those things we will announce them, as they get signed and explain them further, as to how they will help HADC's financial performance.

--------------------------------------------------------------------------------
Nap Overton

Okay thank you. I guess, I asked the same question again. There is one follow up on the previous little analysis with the AFFO per share. What would you estimate if indeed of four quarters ownership of the assets that you are having during the contract of already owned this $0.29 per share. Lets just make that assumption and that's reasonable. What would you estimate your funds available for distribution should be, based on an $0.29 per share quarterly FFO run-rate and that FAD being adjusted for straight-line rents and any capital reserves or reserves submissions alternative groups, what would you estimate if they do to be?

--------------------------------------------------------------------------------
Frederick L. Farrar

I think the way I would address that is if you take a look a our payouts associated with this quarter, as it relates to FFO and FAD and take our guidance of $0.22 to $0.25 per share you can - -for the dividend to give you the metrics of how that work is going forward as well.

--------------------------------------------------------------------------------
Fred S. Klipsch

We haven't done that until later then try to do it on the phone call. I think you have got the information in front of you to look through that and do you have any other questions now to this call.

--------------------------------------------------------------------------------
Nap Overton

Okay, thank you very much.

--------------------------------------------------------------------------------
Operator

We do have a follow up question from Christopher Lucas with Ferris Baker and Watts.

--------------------------------------------------------------------------------
Christopher Lucas

Not to beat the numbers up any more, but I will, I just want to make sure that we are talking about the same thing. In Nap's exercise the number $530,000 was assumed to be an FFO improvement and Fred I think had mentioned an AFFO number and I guess I don't know if you would like to comment on the difference in terms of the - how much you think FFO would be improved versus AFFO. I think Fred's number the 530 is really an AFFO improvement, not an FFO improvement?

--------------------------------------------------------------------------------
Frederick L. Farrar

That's correct.

--------------------------------------------------------------------------------
Christopher Lucas

And with the leases in place at with the MPA portfolio I am assuming there is not a lot of straight-line associated with that is there a fairly comp - is the AFFO and FFO fairly comparable?

--------------------------------------------------------------------------------
Frederick L. Farrar

It is about $70,000 for the quarter on the MPA assets of the straight-line adjustment. The adjustment was last quarter and depending up on what happens in the leasing activities had moved slightly from there, but that's probably the right differentiator.

--------------------------------------------------------------------------------
Christopher Lucas

Okay. And then one other sort of question, on the renewals and new leases that you are seeing what can you tell us about how the rents you are finding for the renewals and new leases comparative leases. I know it's not a lot of square footage, but it would be helpful in terms of what you think, what you are seeing in terms of rate movement at the properties?

--------------------------------------------------------------------------------
Frederick L. Farrar

Actually we are seeing good support for the analysis we use to buy the properties, those rates reflect our assumptions on market that in some cases when you look at it on a total rent cost is generally an improvement with stronger escalators. So your base numbers are at or above, but your escalators are better is that what you are suggesting, Okay? That does it for me, thank you.

--------------------------------------------------------------------------------
Operator

At this time there are no further questions, do you have any closing remarks?

--------------------------------------------------------------------------------
Fred S. Klipsch

I do very brief, we look forward to future communications and having the opportunity to update you guys on our efforts. Thank you for your time and we look forward to speaking to next quarter. Thanks.

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Operator

This concludes today's conference call you may now disconnect.

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